SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) : October 25, 2004

MERRILL LYNCH MORTGAGE INVESTORS, INC., (as depositor under the Pooling and Servicing Agreement, dated February 1, 2004 providing for the issuance of 2004-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB2).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                    333-112231-02                  13-5674085
(State or other           (Commission File Number)           (IRS Employer
jurisdiction of                                           Identification No.)
  incorporation)

World Financial Ctr N Tower
250 Vesey St 10th Floor
New York, New York                                              10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.


     This current report on Form 8-K relates to the monthly distribution reported to the holders of 2004-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB2 pursuant to the terms of the Pooling and Servicing Agreement, dated February 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Litton Loan Servicing LP as Servicer, and JPMorgan Chase Bank, as Trustee.

  On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2004 as Exhibit 99.1.

2004-CB2 Trust
C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB2
-------------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein

Date: October 27, 2004       By:    /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004





Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004




             C-BASS Mortgage Loan Asset-Backed Certficates,Series 2004-CB2
                              Statement to Certificateholders
                                   October 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL      BEGINNING                                                                                      ENDING
             FACE         PRINCIPAL                                                          REALIZED     DEFERRED      PRINCIPAL
CLASS       VALUE         BALANCE          PRINCIPAL          INTEREST        TOTAL          LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1      142,109,000.00   114,121,038.63     7,641,505.32      343,123.92      7,984,629.24    0.00         0.00   106,479,533.31
AV1      100,336,000.00    74,521,288.02     5,637,173.04      121,138.49      5,758,311.53    0.00         0.00    68,884,114.98
AV2       66,038,000.00    40,094,988.25     5,666,122.45       61,122.58      5,727,245.03    0.00         0.00    34,428,865.80
AV3       34,809,000.00    34,809,000.00             0.00       58,208.38         58,208.38    0.00         0.00    34,809,000.00
M1        24,072,000.00    24,072,000.00             0.00       44,185.49         44,185.49    0.00         0.00    24,072,000.00
M2        20,932,000.00    20,932,000.00             0.00       47,376.09         47,376.09    0.00         0.00    20,932,000.00
M3         5,233,000.00     5,233,000.00             0.00       12,658.05         12,658.05    0.00         0.00     5,233,000.00
B1         5,233,000.00     5,233,000.00             0.00       14,204.69         14,204.69    0.00         0.00     5,233,000.00
B2         5,233,000.00     5,233,000.00             0.00       14,408.19         14,408.19    0.00         0.00     5,233,000.00
B3         5,233,000.00     5,233,000.00             0.00       18,681.81         18,681.81    0.00         0.00     5,233,000.00
B4         7,328,000.00     7,328,000.00             0.00       30,435.63         30,435.63    0.00         0.00     7,328,000.00
N         15,800,000.00     7,541,681.01     1,125,186.88            0.00      1,125,186.88    0.00         0.00     6,416,494.13
R                  0.00             0.00             0.00          413.80            413.80    0.00         0.00             0.00
TOTALS   432,356,000.00   344,351,995.91    20,069,987.69      765,957.12     20,835,944.81    0.00         0.00   324,282,008.22

AIO      418,649,977.00   248,283,785.00             0.00      310,354.73        310,354.73    0.00         0.00   230,613,743.00
X                  0.00             0.00             0.00            0.00              0.00    0.00         0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------  ------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------  ------------------------------
                                                                                                                         CURRENT
                          BEGINNING                                                       ENDING                        PASS-THRU
CLASS        CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL        PRINCIPAL        CLASS              RATE
-------------------------------------------------------------------------------------------------  ------------------------------
AF1       12489WHT4      803.05285823     53.77214195     2.41451224     56.18665419     749.28071628      AF1        3.608000 %
AV1       12489WHU1      742.71734990     56.18295567     1.20732828     57.39028395     686.53439424      AV1        2.090000 %
AV2       12489WHV9      607.15025061     85.80093961     0.92556679     86.72650641     521.34931100      AV2        1.960000 %
AV3       12489WHW7    1,000.00000000      0.00000000     1.67222213      1.67222213   1,000.00000000      AV3        2.150000 %
M1        12489WHY3    1,000.00000000      0.00000000     1.83555542      1.83555542   1,000.00000000      M1         2.360000 %
M2        12489WHZ0    1,000.00000000      0.00000000     2.26333317      2.26333317   1,000.00000000      M2         2.910000 %
M3        12489WJA3    1,000.00000000      0.00000000     2.41888974      2.41888974   1,000.00000000      M3         3.110000 %
B1        12489WJB1    1,000.00000000      0.00000000     2.71444487      2.71444487   1,000.00000000      B1         3.490000 %
B2        12489WJC9    1,000.00000000      0.00000000     2.75333270      2.75333270   1,000.00000000      B2         3.540000 %
B3        12489WJD7    1,000.00000000      0.00000000     3.57000000      3.57000000   1,000.00000000      B3         4.590000 %
B4        12489WJE5    1,000.00000000      0.00000000     4.15333379      4.15333379   1,000.00000000      B4         5.340000 %
N         12489WJF2      477.32158291     71.21435949     0.00000000     71.21435949     406.10722342      N          0.000000 %
TOTALS                   796.45476392     46.42005128     1.77158897     48.19164025     750.03471264
AIO       12489WHX5      593.05815990      0.00000000     0.74132270      0.74132270     550.85096302      AIO        1.500000 %
-------------------------------------------------------------------------------------------------  ------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl., ,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com
                    ---------------------------------------

Sec. 4.06(iii) Overcollateralization Amount                                                                        2,093,249.90
Sec. 4.06(iii) Target Overcollateralization Amount                                                                 2,093,249.89
Sec. 4.06(iii) Overcollateralization Deficiency Amount                                                                     0.00
Sec. 4.06(iii) Overcollateralization Release Amount                                                                        0.00
Sec. 4.06(iii) Monthly Excess Interest                                                                               827,596.62
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                                       827,596.62
Sec. 4.06(iii) Extra Principal Distribution Amount                                                                         0.00

Sec. 4.06(iv) Servicing Compensation                                                                                       0.00

Sec. 4.06(iv) Servicing Fee                                                                                          141,292.29

Sec. 4.06(v) Current Advances                                                                                        574,682.06

Sec. 4.06(vi) Group 1 Ending Collateral Balance                                                                  137,670,348.01
Sec. 4.06(vi) Group 2 Ending Collateral Balance                                                                  182,288,415.98
Sec. 4.06(vi) Total Ending Collateral Balance                                                                    319,958,763.99

Sec. 4.06(vii) Group 1 Beginning Number of Loans                                                                         767.00
Sec. 4.06(vii) Group 2 Beginning Number of Loans                                                                         879.00
Sec. 4.06(vii) Total Beginning Number of Loans                                                                         1,646.00

Sec. 4.06(vii) Group 1 Ending Number of Loans                                                                            733.00
Sec. 4.06(vii) Group 2 Ending Number of Loans                                                                            834.00
Sec. 4.06(vii) Total Ending Number of Loans                                                                            1,567.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for Group 1                                                            6.74 %
Sec. 4.06(vii) Weighted Average Net Mortgage Rate for Group 2                                                            6.74 %
Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                                          6.75 %

Sec. 4.06(vii) Group 1 Weighted Average Term to Maturity                                                                 321.00
Sec. 4.06(vii) Group 2 Weighted Average Term to Maturity                                                                 346.00

Sec. 4.06(viii) Loans Delinquent
                                                       Group 1
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                   34             3,594,988.15                  2.61 %
                                             2 Month                    9             1,571,118.70                  1.14 %
                                             3 Month                   11             1,047,635.17                  0.76 %
                                             Total                     54             6,213,742.02                  4.51 %
                                              Group 2
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                   33             6,535,624.29                  3.59 %
                                             2 Month                    7             1,603,754.81                  0.88 %
                                             3 Month                   21             4,185,766.07                  2.30 %
                                              Total                    61            12,325,145.17                  6.77 %
                                              Group Totals
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                   67            10,130,612.44                  3.17 %
                                             2 Month                   16             3,174,873.51                  0.99 %
                                             3 Month                   32             5,233,401.24                  1.64 %
                                              Total                   115            18,538,887.19                  5.80 %

                                             Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(viii) Loans in Foreclosure
                                                       Group 1
                                                                            Principal
                                                       Number               Balance                Percentage
                                                            3              599,161.44                  0.44 %
                                                       Group 2
                                                                            Principal
                                                       Number               Balance                Percentage
                                                           13            2,658,505.19                  1.46 %
                                                      Group Totals
                                                                            Principal
                                                       Number               Balance                Percentage
                                                           16            3,257,666.63                  1.02 %

Sec. 4.06(viii) Loans in Bankruptcy
                                                       Group 1
                                                                            Principal
                                                       Number               Balance                Percentage
                                                            1              112,013.43                  0.08 %
                                                       Group 2
                                                                            Principal
                                                       Number               Balance                Percentage
                                                            2              647,275.44                  0.36 %
                                                      Group Totals
                                                                            Principal
                                                       Number               Balance                Percentage
                                                            3              759,288.87                  0.24 %
 Sec. 4.06(ix) Loans in REO
                                                       Group 1
                                                                            Principal
                                                       Number               Balance                Percentage
                                                            0                 0.00                  0.00 %
                                                       Group 2
                                                                            Principal
                                                       Number               Balance                Percentage
                                                            1              277,643.63                  0.15 %
                                                      Group Totals
                                                                            Principal
                                                       Number               Balance                Percentage
                                                            1              277,643.63                  0.09 %

Sec. 4.06(x) REO Book Value Group 1                                                                                  0.00
Sec. 4.06(x) REO Book Value Group 2                                                                            277,643.63

Sec. 4.06(xi) Unscheduled Principal
Group 1 Unscheduled Principal                                                                                7,484,896.80
Group 2 Unscheduled Principal                                                                               11,160,549.71
Total Unscheduled Principal                                                                                 18,645,446.51

Sec. 4.06(xii) Prepayment Penalties/Premiums                                                                   298,004.06

Sec. 4.06(xiii) Realized Losses
Group 1 Current Realized Losses                                                                                      0.00
Group 2 Current Realized Losses                                                                                      0.00
Total Current Realized Losses                                                                                        0.00

Cumulative Realized Losses Incurred in Group 1                                                                       0.00
Cumulative Realized Losses Incurred in Group 2                                                                       0.00
Total Cumulative Realized Losses Incurred                                                                            0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06(xiv) Class M3 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiv) Class M3 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06(xiv) Class B1 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiv) Class B1 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06(xiv) Class B2 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiv) Class B2 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06(xiv) Class B3 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiv) Class B3 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06(xiv) Class B4 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiv) Class B4 Applied Realized Loss Amount                                                                 0.00

Sec. 4.06(xvi) Unpaid Interest
Class AF1 Unpaid Interest Shortfall                                                                                  0.00
Class AV1 Unpaid Interest Shortfall                                                                                  0.00
Class AV2 Unpaid Interest Shortfall                                                                                  0.00
Class AV3 Unpaid Interest Shortfall                                                                                  0.00
Class AIO Unpaid Interest Shortfall                                                                                  0.00
Class M1 Unpaid Interest Shortfall                                                                                   0.00
Class M2 Unpaid Interest Shortfall                                                                                   0.00
Class M3 Unpaid Interest Shortfall                                                                                   0.00
Class B1 Unpaid Interest Shortfall                                                                                   0.00
Class B2 Unpaid Interest Shortfall                                                                                   0.00
Class B3 Unpaid Interest Shortfall                                                                                   0.00
Class B4 Unpaid Interest Shortfall                                                                                   0.00
Class N Unpaid Interest Shortfall                                                                                    0.00

Current Period Relief Act Interest Shortfalls                                                                        0.00

Class AF1 Interest Accrual Relief Act Reduction                                                                      0.00
Class AV1 Interest Accrual Relief Act Reduction                                                                      0.00
Class AV2 Interest Accrual Relief Act Reduction                                                                      0.00
Class AV3 Interest Accrual Relief Act Reduction                                                                      0.00
Class AIO Interest Accrual Relief Act Reduction                                                                      0.00
Class M1  Interest Accrual Relief Act Reduction                                                                      0.00
Class M2 Interest Accrual Relief Act Reduction                                                                       0.00
Class M3 Interest Accrual Relief Act Reduction                                                                       0.00
Class B1  Interest Accrual Relief Act Reduction                                                                      0.00
Class B2  Interest Accrual Relief Act Reduction                                                                      0.00
Class B3  Interest Accrual Relief Act Reduction                                                                      0.00
Class B4  Interest Accrual Relief Act Reduction                                                                      0.00

Sec. 4.06(xvii) Net Prepayment Interest Shortfalls                                                                   0.00
Class AF1 Prepayment Interest Shortfall Reduction                                                                    0.00
Class AV1 Prepayment Interest Shortfall Reduction                                                                    0.00
Class AV2 Prepayment Interest Shortfall Reduction                                                                    0.00
Class AV3 Prepayment Interest Shortfall Reduction                                                                    0.00
Class AIO  Prepayment Interest Shortfall Reduction                                                                   0.00
Class M1   Prepayment Interest Shortfall Reduction                                                                   0.00
Class M2  Prepayment Interest Shortfall Reduction                                                                    0.00
Class M3  Prepayment Interest Shortfall Reduction                                                                    0.00
Class B1   Prepayment Interest Shortfall Reduction                                                                   0.00
Class B2   Prepayment Interest Shortfall Reduction                                                                   0.00
Class B3   Prepayment Interest Shortfall Reduction                                                                   0.00
Class B4   Prepayment Interest Shortfall Reduction                                                                   0.00

Sec. 4.06(xix) Trustee Fee Paid                                                                                  1,553.31

Sec. 4.06(xxii)Net Rate Carryover Amount - Class AV1                                                                 0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AV1                                                          0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class AV2                                                                 0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AV2                                                          0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class AV3                                                                 0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AV3                                                          0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class M1                                                                  0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class M1                                                           0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class M2                                                                  0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class M2                                                           0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class M3                                                                  0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class M3                                                           0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class B1                                                                  0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class B1                                                           0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class B2                                                                  0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class B2                                                           0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class B3                                                                  0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class B3                                                           0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class B4                                                                  0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class B4                                                           0.00

Sec. 4.06(xxii) Has the Trigger Event Occured                                                                          NO

Sec. 4.06(xxii) Cumulative Realized Losses as a Percentage of Original Collateral Balance                        0.0000 %

Sec. 4.06(xxiii) Available Funds
Available Funds                                                                                             21,147,852.86
Interest Remittance Amount                                                                                   2,203,052.05
Principal Remittance Amount                                                                                 18,944,800.81

Sec 4.06(xxvi) Repurchased Principal                                                                                 0.00

Class X Distributable Amount                                                                                         0.00

Class AIO Component 1 Beginning Balance                                                                    105,256,959.00
Class AIO Component 1 Interest Paid                                                                            131,571.20
Class AIO Component 1 Ending Balance                                                                        98,201,340.00

Class AIO Component 2 Beginning Balance                                                                    143,026,826.00
Class AIO Component 2 Interest Paid                                                                            178,783.53
Class AIO Component 2 Ending Balance                                                                       132,412,403.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.